UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 8, 2013

BUCKEYE OIL & GAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	333-176729	80-0778461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 S. Eastern Ave., Suite 200, Las Vegas, NV
(Address of Principal Executive Offices)

89123
(Zip Code)

(702) 938-0491
(Registrant’s Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3  - Securities and Trading Markets

Item 3.03 Material Modification to Rights of Security Holders.

Effective July 8, 2013, Buckeye Oil & Gas, Inc. (the "Company") and the Board of Directors of the Company adopted resolutions to effectuate a reverse split of its issued and outstanding shares of common stock on the basis of 1 post consolidation share for each 100 pre-consolidation shares.

Number of Shares of Common Stock	Pre-Reverse Stock Split	Post-Reverse Stock Split
Issued & Outsanding	62,050,000	620,500 shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 12, 2013

BUCKEYE OIL & GAS, INC.

By:           /s/ Pol Brisset
Name:         Pol Brisset
Title:           Chief Executive Officer